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                                                                  Exhibit 10.1.1
                  AMENDMENT TO AMENDED EMPLOYMENT AGREEMENT
                  -----------------------------------------

                  THIS AMENDMENT is made and entered into on this 17th day of July, 1996 at Medina, Ohio, by and between RPM, INC.
(hereinafter referred to as the "Company") and THOMAS C. SULLIVAN
(hereinafter referred to as "Sullivan"):

                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, Sullivan is considered a key employee of the Company; and

                  WHEREAS, Sullivan and the Company entered into a certain Amended Employment Agreement, originally dated as of July 22, 1981 and last amended as of July 18, 1995 (the "Employment Agreement"), to insure Sullivan's continued employment with the Company; and

                  WHEREAS, it is the desire of the Company and Sullivan to further amend the Employment Agreement in accordance with the terms hereof; and

                  WHEREAS, Paragraph 12 of the Employment Agreement requires that any such Amendment be in writing and properly executed;

                  NOW, THEREFORE, in consideration of the premises and the mutual understandings of the parties, IT IS AGREED, as follows:

                  1. EMPLOYMENT TERM. Paragraph 1 of the Employment Agreement shall be deleted in its entirety and amended and restated to provide in its entirety as follows:


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                           TERM OF EMPLOYMENT. The Company hereby agrees to
                  continue to employ Sullivan, and Sullivan hereby agrees to continue to serve the Company, on the terms and conditions set forth herein for the period commencing retroactive to June 1, 1996 (the "Effective Date"), and expiring the fifth anniversary of the Effective Date (unless sooner terminated as hereinafter set forth).

                  2. COMPENSATION. Paragraph 4(a) of the Employment Agreement shall be deleted in its entirety and amended and restated to provide in its entirety as follows:

                           BASE SALARY. Sullivan shall receive a base salary at
                  the rate of not less than Seven Hundred Forty-Five Thousand Dollars ($745,000) per annum ("Base Salary"), payable in substantially equal monthly installments at the end of each month during the period of Sullivan's employment hereunder. It is contemplated that annually in July of each year the Compensation Committee of the Board of Directors will review Sullivan's Base Salary and other compensation during the period of his employment hereunder and, at the discretion of the Compensation Committee, it may increase his Base Salary and other compensation based upon his performance, then generally prevailing industry salary scales, the Company's results of operations, and other relevant factors. Any increase in Base Salary or other compensation shall in no way limit or reduce any other obligation of the Company hereunder and, once established at an increased specified rate, Sullivan's Base Salary hereunder shall not be reduced without his written consent.

                  3. EFFECTIVE DATE. The effective date of this Amendment shall be June 1, 1996, and as such, the increase in compensation set forth in Paragraph 2 shall be retroactively applied.


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                  IN WITNESS WHEREOF, the parties have executed this
Amendment to the Employment Agreement on the date and at the place first above written.
IN THE PRESENCE OF:                                 RPM, INC.


                                           By: /s/ James A. Karman
____________________________                   _________________________________
                                               James A. Karman, President


                                           And: /s/ Paul A. Granzier
                                               ________________________________
                                               Paul A. Granzier, Secretary

                                                      The "Company"


                                               /s/ Thomas C. Sullivan
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                                               Thomas C. Sullivan

                                                       "Sullivan"



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